1 November 2015 “Success is strengthening our Iconic Brands while driving higher ROIC through focused execution” Tempur Sealy International, Inc. (TPX)

2 Summary  World’s Largest and Most Profitable Bedding Product Company 1 • Estimated 2015 Net Sales 2 $3.2 Billion • Estimated 2015 Adjusted EBITDA 3 $455 Million • Worldwide Employees 7,000 • Worldwide Manufacturing Facilities 26 North America International Tempur 2 1 Sealy 19 4  TPX New York Stock Exchange • Equity Value 5 $5.2 B 78% • Debt Value, net 5 $1.4 B 22% • Enterprise Value $6.6 B 100% North Ameri ca 82% Interna tional 18% Net Sales 2 LTM Adjusted EBITDA 4 North America International Corporate $380 $126 ($67) ($ in millions) Forward-Looking Statements: this investor presentation contains “forward-looking statements” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. Please refer to the footnotes in the appendix at the end of the presentation.

Bedding Industry Market Opportunity

Total Market Opportunity	North America	International
Retail Market Size $64 B[6]	 Matt ress es: $1... Ba ses &... **Total: $20 B**	 Mattre sses: $33 B Bas es &... **Total: $44 B**
Wholesale Market Size $32 B[6]	 Mat tres s... Ba s... **Total: $10 B**	 Mattr esse s: $1... Ba ses &... **Total: $22 B**
Tempur Sealy Net Sales[7]: $3.2 B	**North America[7]: $2.6 B**	**International[7]: $0.6 B** *Non-Consolidated JVs & Licensees[7]: $0.4 B*

Please refer to the footnotes in the appendix at the end of the presentation.

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TEMPUR + SEALY

4  Consistently Solid Market Growth • Population growth • Replacement cycle  High Margin Business Gross Margin % • Tempur Sealy ~40% • Bedding Retailers High 30s to Low 40s 9  Outstanding Free Cash Flow 10 • 4.5% of Net Sales 10 • 50% of Adjusted Pre-Tax Income 10 • Capital Expenditures represent ~2% of sales 9  Low Disruption Risk • Importance of product to customer • Ratio of costs • Customer returns $14.3 $15.8 $17.7 $18.4 $17.3 $18.9 $21.0 $21.9 $22.8 $24.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Key Business Fundamentals • Consumer Confidence • Housing Turnover Global Mattress Industry8 Cost of Goods Materials ~65% Manufacturing /Overhead ~15% Transportation ~15% Labor ~5% ($ in billions at wholesale) Please refer to the footnotes in the appendix at the end of the presentation.

5 5 Global Market Leadership Consumer Preferred Products Broad Distribution and High Dealer Advocacy Strong Complementary Brands Ever Increasing Cost Competitiveness Improving the Sleep of More People Every Night, All around the World Committed, Capable People with Strong Shared Values Opportunistic Acquisition of Complementary Companies Growing Shareholder Value Long Term Strategic Plan World Class Marketing / Product Development

6 Well Established Global Brands Tempur-Pedic • Nothing precisely adapts, supports and aligns like Tempur-Pedic for the “Best Sleep of Your Life” Stearns & Foster • Traditional luxury, finest materials and unparalleled craftsmanship Sealy Posturepedic • Unsurpassed back support Sealy • Value, comfort and durability Percentage of Revenue 50% 10% 25% 15% Brands are complementary and fully cover the market 11 Please refer to the footnotes in the appendix at the end of the presentation.

7 Customer Acceptance Tempur Sealy Serta Simmons Select Comfort Brands Most Likely To Buy – Prospective US Buyers Tempur-Pedic 35% 15% 11% Sealy Simmons Serta Sleep Number 12 Please refer to the footnotes in the appendix at the end of the presentation.

8 Innerspring Hybrid Stearns & Foster TEMPUR-Flex TEMPUR-Cloud Memory Foam, Gel Visco, Latex Tempur Material Other Specialty Adjustable bases Pillows Complete Portfolio Of Products Focus on developing differentiated, consumer-preferred products Sealy Posturepedic Hybrid

9  Focused on improving the effectiveness of our marketing spend  Increase direct advertising  Improve quality and effectiveness of cooperative advertising TV Joint Marketing Print Catalog Digital Social Internet & Mobile Strong Marketing Campaign

Expanding Distribution 10 Representative % of Net Sales Indirect USA Non-USA Total Bedding specialty retail 50% 25% 45% Furniture retail 25% 45% 30% Department stores 10% 10% 10% Warehouse/club stores 10% < 5% 7% Other retail < 5% < 5% < 5% Hospitality and contract < 5% < 5% < 5% Direct Company-owned stores < 5% 10% < 5% E-commerce/call center < 5% < 5% < 5% Total 100% 100% 100% Top 10 Customers % of Net Sales: ~49% 13 Please refer to the footnotes in the appendix at the end of the presentation.

Near Term Opportunities

Tempur Sealy International

- Product Innovation and Effective Brand Marketing
  - New product introductions and enhanced creative
- Cost Productivity Initiatives
  - Corporate, Sealy US manufacturing and International
- Working Capital Initiatives
- Investment of Cash Flow/Capital Allocation
  - Acquisition related businesses
  - Stock buyback
  - Dividends

North America

- Favorable Underlying Macro Trends
- Expanding Distribution

International

- Market Share Gains
- Expanding Distribution





Leverage
4.6x
4.3x
4.1x
3.9x
3.9x
3.8x
3.3x
1Q-14
2Q-14
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15

Note: Represents the ratio of consolidated funded debt less qualified cash to adjusted EBITDA, which is a non-GAAP financial measure. For information on our use of this non-GAAP financial measure, please refer to "Use of Non-GAAP Financial Measures" at the end of this presentation and the Company's SEC filings.

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2012 2013 2014 2015P North America International Financial Overview – Net Sales 12 ($ in millions) 15 14 $1,403 $2,464 $2,990 $3,150 - $3,175 Please refer to the footnotes in the appendix at the end of the presentation.

Financial Overview – Adjusted EPS 13 $2.61 $2.38 $2.65 $3.10 - $3.20 2012 2013 2014 2015P GAAP EPS $1.70 GAAP EPS $1.28 GAAP EPS $1.75 16 18 17 Please refer to the footnotes in the appendix at the end of the presentation.

$303 $411 $405 $450 - $460 2012 2013 2014 2015P ($ in millions) Financial Overview – Adjusted EBITDA 14 EBITDA $290 EBITDA $346 EBITDA $355 21 20 Please refer to the footnotes in the appendix at the end of the presentation. 19

Outlook 15 Guidance 2015 • Net Sales $3.150 billion to $3.175 billion 22 • Adjusted EPS $3.10 to $3.20 22 Targets • Debt 3x Leverage 23 (Under Review) • Market Share North America Stable International Growing Please refer to the footnotes in the appendix at the end of the presentation.

Aspirational Plan 16  The Board has established an Aspirational Plan  Achievement of the Aspirational Plan would create significant stockholder value  Aspirational Plan Grants – Performance Restricted Stock Units (PRSUs)  1,340,000 PRSUs granted to 12 key executives  200 additional employees have performance equity  Aspirational Plan based on achievement of an increase of nearly $200 million, or over 40%, in Adjusted EBITDA from 2015 guidance levels  All PRSUs will vest if adjusted EBITDA of greater than $650 million is achieved for 2017  One-third of PRSUs will vest if achieved in 2018 (and not achieved in 2017), with remainder forfeited  No PRSUs will vest if not achieved in either 2017 or 2018 Please refer to the footnotes in the appendix at the end of the presentation. “Aspirational Pay for Aspirational Performance” 24

Success 17 “Achieve consistent, profitable growth” “Support our portfolio of brands with compelling marketing and product innovation” “Consistently deliver annual total cost improvements with excellent customer service” “Drive traffic and conversion with effective collaboration” “Accelerate profitable growth through the appropriate expansion of distribution, the levering of our global product innovation platform underpinned by investments to increase brand awareness” “Enhance our overall cost competitive position while safeguarding quality and assets” “Strengthen our Iconic Brands while driving higher ROIC through focused execution”

Thank you for your interest in Tempur Sealy 18 Improving the Sleep of More People Every Night, All around the World

Appendix 19

Forward-Looking Statements Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR- Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance. The guidance included herein is from the Company’s October 29, 2015 earnings release and was as of the date of the earnings release. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. Please refer to “Forward Looking Statements”. This investor presentation contains "forward-looking statements," within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "estimates," "expects," "guidance," "anticipates," "projects," "plans," "proposed," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding net sales, adjusted net income, adjusted EPS, adjusted EBITDA and free cash flow for 2015 and performance generally for 2015 and subsequent years; plans to improve marketing; near-term opportunities in both the North America and International segments; market share; leverage and ROIC targets; creation of stockholder value; and the Company’s goals for defining success in various parts of its business. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation (“Sealy”) into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, litigation, regulatory or investigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company's strategic priorities and business plan caused by abrupt changes in the Company's senior management team and Board of Directors. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this investor presentation, including the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014 and under ITEM 1A of Part 2 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance please refer to the Company’s SEC filings. 20

Footnotes 1 Based on total annual EBITDA/adjusted EBITDA (where applicable) from publicly disclosed competitor financial information. 2 Based on the mid-point of the Company’s 2015 financial guidance provided on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance”. 3 Adjusted EBITDA is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA, including the adjustments described in more detail in the appendix. Amount shown represents management estimates of adjusted EBITDA performance implied at the mid- point of the Company’s guidance presented on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance”. 4 Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA presented is for the twelve month period ended September 30, 2015. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA, including the adjustments described in more detail in the appendix. 5 Based on the TPX closing price as of November 6, 2015. Debt Value is total debt less cash as of September 30, 2015. 6 Management estimates. 7 Based on the mid-point of the Company’s 2015 financial guidance provided on October 29, 2015. Information for estimated net sales by segment and for International JVs and licensees is based on management estimates and the mid-point of the guidance provided on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance”. 8 CSIL World Mattress Report, 2015 (Top 40 Markets Mattress Consumption) 9 Management estimates. 10 Free cash flow and adjusted pre-tax income are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of free cash flow and adjusted pre-tax income, including the adjustments described in more detail in the appendix. Amounts shown are based on management estimates of free cash flow and adjusted pre-tax income for 2015 based on the performance implied at the mid-point of the Company’s guidance presented on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance”. 11 Information presented for percentage of revenue is based on management estimates of approximate revenue for 2015. Please refer to “Forward Looking Statements.” 12 2014 Mattress Industry Consumer Research – U.S. Market 13 Management estimates of approximate percentage of net sales. 14 2013 includes Sealy only for the period from March 18, 2013 (the date the acquisition of Sealy (“Sealy Acquisition”) was completed) to December 31, 2013. Accordingly, the information presented for 2012, 2013 and 2014 may not be comparable. 15 2015P is based on the Company’s 2015 financial guidance provided on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance.” 16 Adjusted EPS is a non-GAAP financial measure. Please refer to the “Use of Non-GAAP Financial Measures” at the end of this presentation for more information regarding the definition of adjusted EPS, including the adjustments described in more detail in the appendix. 17 2013 includes Sealy only for the period from March 18, 2013 (the date the Sealy Acquisition was completed) to December 31, 2013. Accordingly, the information presented for 2012, 2013 and 2014 may not be comparable. 18 2015P is based on the Company’s 2015 financial guidance provided on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance.” 19 Adjusted EBITDA is a non-GAAP financial measure. Please refer to the "Use of Non-GAAP Financial Measures" at the end of this presentation for more information regarding the definition of adjusted EBITDA, including the adjustments described in more detail in the appendix. 20 2013 is presented according to the methodology used for the Company’s 2012 Credit Agreement and is based on the mathematical combination of the Company’s historical financial results for the twelve months ended December 31, 2013 and Sealy’s historical financial results for the pre-acquisition period from December 3, 2012 through March 3, 2013. 21 Amounts shown represent management estimates of adjusted EBITDA based on the performance implied in the Company’s guidance presented on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance.” 22 Based on the Company’s financial guidance for 2015 provided on October 29, 2015. Please refer to “Forward Looking Statements” and “Limitations on Guidance.” 23 Represents the target ratio of consolidated funded debt less qualified cash to adjusted EBITDA, which is a non-GAAP financial measure. For information on our use of this non-GAAP financial measure, please refer to “Use of Non-GAAP Financial Measures” at the end of this presentation and the Company’s SEC filings. 24 For more information about the aspirational plan and the terms of the PRSUs, please refer to the Company’s SEC filings. 21

Board Members

Name	Year Joined Board	Biography
Scott L. Thompson	2015	◆ Chairman, President and CEO of Tempur Sealy International, Inc. Former Chairman, CEO and President of Dollar Thrifty Automotive Group, founder and former Senior Executive Vice President and CFO of Group 1 Automotive and former EVP of Operations and Finance at KSA Industries. Currently serves on the Board of Directors for Asbury Automotive Group, Inc.
Evelyn S. Dilsaver	2009	◆ Former CEO and President of Charles Schwab Investment Management. Currently serves on the Board of Directors of Aeropostale, Inc. and Health Equity, Inc., as well as Blue Shield of California and other non-profit boards.
Francis A. Doyle	2003	◆ CEO and President of Connell Limited Partnership, a global manufacturing company. Former Vice Chairman at PricewaterhouseCoopers LLP. Currently serves on the Board of Directors at Liberty Mutual Holding Company, Inc. and Eversource Energy.
John A. Heil	2008	◆ Former President, Global Pet Supplies and Co-COO of Spectrum Brands, Inc., former CEO and President at United Pet Group and held various executive management positions at H.J. Heinz Company. Currently serves on the Board of Directors of VCA Antech, Inc.
Peter K. Hoffman	2006	◆ Former President, Global Grooming for The Procter & Gamble Company and previously held various executive management positions within The Gillette Company and P&G including President, Global Blades & Razors, President, Duracell North Atlantic, and President, Braun North America.
Sir Paul Judge	2004	◆ Former Chairman of Premier Brands, which was formed through the buyout of certain food operations from Cadbury Schweppes. Currently serves on the Board of Abraaj Capital of Dubai and of the United Kingdom Accreditation Service in London.
Nancy F. Koehn	2004	◆ Professor of Business Administration at Harvard Business School since 2001 and author of several business related books and case studies, including Brand New: How Entrepreneurs Earned Consumers' Trust from Wedgewood to Dell.
Jon L. Luther	2015	◆ Former Chairman and CEO of Dunkin' Brands, former President of Popeyes, a division of AFC Enterprises, former President of CA One Services and previously held various leadership positions at Marriott Corporation and ARAMARK. Currently serves on the Board of Directors at Six Flags Entertainment Corporation and Brinker International, Inc., and is the Chairman of the Board of Arby's Restaurant Group.
Usman Nabi	2015	◆ Senior Partner at H Partners Management, an investment management firm. Previously held investment analyst positions at Perry Capital, Carlyle Group and Lazard Freres. Currently serves on the Board of Directors at Six Flags Entertainment Corporation.
Richard W. Neu	2015	◆ Former lead director and Chairman of Dollar Thrifty Automotive Group, Inc., former Chairman and CEO of MCG Capital Corporation, and former Chief Financial Officer of Charter One Financial, Inc. Currently serves on the Board of Directors of Huntington Bancshares Incorporated.
Lawrence J. Rogers	2014	◆ Former President and CEO of Sealy Corporation from 2008 until his retirement in 2014. Previously held several executive management positions within Sealy, including President, Sealy International, President, North America, and President of Sealy Canada.
Robert B. Trussell Jr.	2002 [1]	◆ Former CEO of the Company or its predecessor from 2000-2006 and previously served as President of the Company or its predecessor from 1992-2000.

Note 1: Tempur Sealy entity was formed in 2002, so this year is when Mr. Trussell became a director / CEO of that entity.

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TEMPUR + SEALY

Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, adjusted net income, adjusted earnings per share and return on invested capital, free cash flow, adjusted pre-tax income, and consolidated funded debt less qualified cash, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. Adjusted EPS A reconciliation of GAAP net income to adjusted net income and GAAP EPS to adjusted EPS for 2012-2014 is provided on slide 24. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, redemption value adjustments to the carrying value of the Company’s redeemable non-controlling interest, executive management transition and related retention compensation, certain restructuring costs, interest expense and financing costs related to the accelerated amortization of deferred financing costs associated with voluntary prepayments of the Company’s term loans, legal fees and the settlement the Company paid to the German Federal Cartel Office ("FCO") to fully resolve the FCO's antitrust investigation, other non-recurring items, including income from the partial settlement of a legal dispute, and the other adjustments for prior year periods as described in the footnotes to the reconciliations. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA are provided on slides 25-26. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the Company’s performance excluding the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, additional costs related to the Company's 2015 Annual Meeting and related issues, the executive management transition and related retention compensation, certain restructuring costs, interest expense and financing costs related to the accelerated amortization of deferred financing costs associated with voluntary prepayments of the Company’s term loans, legal fees and the settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation, other non-recurring items, including income from the partial settlement of a legal dispute, and the other adjustments for prior year periods as described in the footnotes to the reconciliations. Consolidated Funded debt less qualified cash to Adjusted EBITDA Consolidated funded debt less qualified cash to adjusted EBITDA is provided on slide 27 and is calculated by dividing consolidated funded debt less qualified cash, as defined by the 2012 Credit Agreement, by adjusted EBITDA as defined above. Although not relevant for purposes of assessing compliance with the Company's current financial covenants, the Company provides this as supplemental information to investors to provide more general information about the Company's progress in reducing its leverage. For examples of calculations of consolidated funded debt less qualified cash to adjusted EBITDA for historical periods please refer to the Company’s SEC filings. For more information regarding adjusting net income, adjusted EPS, adjusted EBITDA, and consolidated funded debt less qualified cash to adjusted EBITDA please refer to the Company’s SEC filings. Free Cash Flow Free cash flow is calculated by subtracting capital expenditures from cash flow from operations. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the Company’s financial performance and use of capital. For examples of calculations of free cash flow for historical periods please refer to the Company’s SEC filings. Adjusted Pre-Tax Income Adjusted pre-tax income is GAAP income before income taxes adjusted for the impact of various integration costs associated with the Sealy Acquisition, including the transition of manufacturing facilities in North America, executive management transition and related retention compensation, certain restructuring costs, interest expense and financing costs related to the accelerated amortization of deferred financing costs associated with voluntary prepayments of the Company’s term loans, legal fees and the settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation, and other non-recurring items, including income from the partial settlement of a legal dispute. For examples of calculations of adjusted pre-tax income for historical periods please refer to the Company’s SEC filings. 23

2012 – 2014 Adjusted Net Income and Adjusted EPS Reconciliation

(in millions, except per share amounts)	**Fiscal Years Ended December 31,**		
	2012	**2013**	**2014**
GAAP net income	$106.8	$78.6	$108.9
Plus:			
Loss on disposal of business, net of tax(1)	-	-	16.7
Transaction and integration costs, net of tax(2)	8.2	50.4	30.6
Financing costs, net of tax(3)	-	6.5	3.4
Adjustment of taxes to normalized rate(4)	48.1	10.9	16.3
Other, net of tax(5)	1.0	-	(11.3)
Adjusted net income	$164.1	$146.4	$164.6
Earnings per share, diluted	$1.70	$1.28	$1.75
Loss on disposal of business, net of tax(1)	-	-	0.27
Transaction and integration costs, net of tax(2)	0.13	0.81	0.49
Financing costs, net of tax(3)	-	0.11	0.05
Adjustment of taxes to normalized rate(4)	0.76	0.18	0.27
Other, net of tax(5)	0.02	-	(0.18)
Adjusted earnings per share, diluted	**$2.61**	**$2.38**	**$2.65**
Diluted shares outstanding	62.9	61.6	62.1

(1) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.

(2) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy Acquisition.

(3) Financing costs represent costs incurred in connection with the amendment and refinancing of the Company's current senior secured credit facility (the "2012 Credit Agreement") in 2014 and 2013, respectively.

(4) Adjustment of taxes to normalized rate represents adjustments associated with the impact of repatriation of foreign earnings in 2012 and other discrete income tax events.

(5) Includes restructuring costs in 2012 and non-recurring income from a partial settlement of a legal dispute in 2014.

Note: 2013 includes Sealy only for the period from March 18, 2013 (the date the Sealy Acquisition was completed) to December 31, 2013. Accordingly, the information presented for 2012, 2013 and 2014 may not be comparable.

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2012 – 2014 Adjusted EBITDA Reconciliation 25 ($ in millions) 2012 (1) 2013 (2,3) 2014 (4) GAAP net income $107 $76 $109 Interest expense 19 133 92 Income tax provision 122 39 65 Depreciation and amortization 42 99 90 EBITDA $290 $346 $355 Adjustments 13 65 49 Adjusted EBITDA (5) $303 $411 $405 (1) Adjustments for 2012 reflect certain transaction and integration costs related to the Sealy Acquisition, and other restructuring costs. (2) 2013 is presented according to the methodology used for the Company’s 2012 Credit Agreement and is based on the mathematical combination of the Company’s historical financial results for the twelve months ended December 31, 2013 and Sealy’s historical financial results for the pre-acquisition period from December 3, 2012 through March 3, 2013. (3) Adjustments for 2013 reflect transaction and integration costs related to the Sealy Acquisition, financing costs, refinancing charges, non-cash compensation, restructuring and impairment related charges, loss on disposal of business and discontinued operations, and other non-recurring items. (4) Adjustments for 2014 reflect transaction and integration costs related to the Sealy Acquisition, financing costs, loss on disposal of business and discontinued operations, and other non-recurring items, including income from a partial settlement of a legal dispute. (5) For all periods, adjusted EBITDA is presented according to the methodology used for the Company's 2012 Credit Agreement. Fiscal Years Ended December 31,

Twelve Months Ended September 30, 2015 Adjusted EBITDA Reconciliation

	Twelve Months Ended September 30, 2015			
(in millions)	Consolidated	North America	International	Corporate
GAAP net income	$ 131.4	$ 261.9	$ 57.0	(187.5)
Interest expense	95.5	7.1	5.4	83.0
Income taxes	64.8	33.4	22.4	9.0
Depreciation and amortization	94.1	44.7	16.5	32.9
EBITDA	$ 385.8	$ 347.1	$ 101.3	$ (62.6)
Adjustments for financial covenant purposes:	—			
Integration (1)	42.9	31.4	5.0	6.5
Other (2)	(23.0)	—	—	(23.0)
Restructuring costs (3)	2.2	—	1.9	0.3
Financing costs (4)	1.0	—	—	1.0
Redemption value adjustment on redeemable non-controlling interest, net of tax (5)	1.1	1.1	—	—
EBITDA in accordance with the Company's senior secured credit facility	$ 410.0	$ 379.6	$ 108.2	$ (77.8)
Additional adjustments:	—			
German legal settlement (6)	17.6	$ —	$ 17.6	$ —
Executive transition and retention compensation (7)	7.3	$ 0.3	$ 0.1	$ 6.9
2015 Annual Meeting costs (8)	4.2	$ —	$ —	$ 4.2
Adjusted EBITDA	$ 439.1	$ 379.9	$ 125.9	$ (66.7)

(1) Integration costs represents costs, including legal fees, professional fees, compensation costs and other charges related to the transition of manufacturing facilities, and other costs related to the continued alignment of the North America business segment related to the Sealy Acquisition.

(2) Other represents income from certain other non-recurring items, including $25.1 million of income from a partial settlement of a legal dispute, offset by $2.1 million of additional costs related to the Company's 2015 Annual Meeting and related issues.

(3) Restructuring costs represents costs associated with headcount reduction and store closures.

(4) Financing costs represent costs incurred in connection with the amendment of the Company's senior secured credit facility.

(5) Redemption value adjustment on redeemable non-controlling interest represents a $1.1 million adjustment, net of tax, to adjust the carrying value of the redeemable non-controlling interest as of September 30, 2015 to its redemption value.

(6) German legal settlement represents the previously announced €15.5 million settlement the Company will pay to the FCO to fully resolve the FCO's antitrust investigation and related legal fees.

(7) Executive management transition and retention compensation represents certain costs associated with the transition of certain of the Company's executive officers.

(8) 2015 Annual Meeting costs represent additional costs related to the Company's 2015 Annual Meeting and related issues.

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TEMPUR + SEALY

Consolidated funded debt less qualified cash to adjusted EBITDA 27 1Q-14 2Q-14 3Q-14 4Q-14 1Q-15 2Q-15 3Q-15 Total Debt $1,845 $1,776 $1,647 $1,602 $1,603 $1,576 $1,486 Plus: Letters of credit outstanding 21 18 17 18 17 17 20 Consolidated funded debt $1,866 $1,794 $1,664 $1,621 $1,620 $1,593 $1,506 Less: Domestic qualified cash 33 81 41 26 16 9 40 Foreign qualified cash 28 24 25 22 18 16 19 Consolidated funded debt less qualified cash $1,805 $1,688 $1,598 $1,573 $1,587 $1,568 $1,447 Adjusted EBITDA $395 $389 $393 $405 $404 $416 $439 Leverage 4.6x 4.3x 4.1x 3.9x 3.9x 3.8x 3.3x in millions, except leverage ratio Note: Adjusted EBITDA for the periods presented is based on the trailing twelve months.